12 th Annual BIO CEO & Investor Conference February 8, 2010 Exhibit 99.1

www.pdl.com.

Forward Looking Statements
This presentation contains forward-looking statements, including PDL's expectations with respect to its 2009 royalty revenues, expenses, net income, and cash provided by operating activities.
Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:
The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
The relative mix of royalty-bearing products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
The ability to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
Changes in any of the other assumptions on which PDL's projected royalty revenues are based;
The outcome of pending litigation, interferences or disputes; and
The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.
Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk
Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

3 Agenda Overview of PDL BioPharma Royalty Revenue & Licensed Products Optimizing Stockholder Return

Company Background
PDL pioneered the humanization of monoclonal antibodies
which enabled the discovery of a new generation of targeted
treatments for cancer and immunologic diseases
PDL’s primary assets are its antibody humanization patents
and royalty assets which consist of its Queen et al. patents and license agreements
Licensees consist of large biotechnology and pharmaceutical
companies including Roche/Genentech, Elan/Biogen IDEC,
Wyeth, and Chugai

Mission Manage patent portfolio Manage license agreements Optimize return for shareholders 5

2009 Performance
PDL is a highly profitable company with revenue in 2009
in excess of $315 million and fewer than 10 employees
PDL is domiciled in Nevada where there is no state
income tax
PDL’s mission is to improve shareholder return
We paid three dividends of $0.50/share in April, $0.50/share in
October and $1.67/share in December totaling $2.67 in 2009
Our goal is to pay dividends annually & have declared two $0.50 dividends in 2010
We signed one new license under the Queen et al. patents in
2009 and are seeking new licenses in 2010
We do
not
invest in R&D or in operating companies

7 7
Legal Matters
Genentech
Settlement agreement resolved all disputes regarding infringement of the Genentech products and the validity and enforceability of our patents
Multiple product licenses with tiered fee structure
Alexion
Settlement in December 2008 stipulated infringement, validity and enforceability of PDL patents and no future contest of PDL patents
License for Soliris in exchange for $25 million and option for four additional licenses at 4% royalty
MedImmune
In December 2008, MEDI filed for declaratory judgment of patent invalidity and non-infringement;
subsequently amended its complaint asserting MEDI is entitled to a lower royalty rate under its
“most favored licensee” (MFL) rights
• PDL believes that it has no obligation to offer a lower royalty rate to MEDI under the MFL clause
In December 2009, PDL declared MEDI in breach of the license agreement and canceled the license agreement
Also in December 2009, PDL made certain filings with the court alleging that
• MEDI breached the license agreement by (i) failing to pay all royalties due, and (ii) by blocking PDL’s exercise of its contractual audit rights
• As a result of MEDI’s breach, it is infringing PDL patents and PDL is requesting damages for breach and infringement
UCB/Celltech
US Patent Office has declared two interference proceedings between certain claims of Queen et
al. patents and pending claims of Adair et al.
UCB/Celltech is the assignee of the Adair et al. patent

8 8
Converts and Securitization Note
$200 million 2.75% convertible subordinated notes due August 2023
Conversion rate is 164.7254  shares per $1,000 face amount ($6.07/share)
Holders have a put right in August 2010, August 2013, and August 2018
• August 2010 put can be for cash or stock, at noteholder’s discretion
• Subsequent puts are at PDL’s discretion
Price as of February 3   was ~115 vs. stock price of $6.77
$228 million 2.00% convertible senior notes due February 2012
Conversion rate is 119.294  shares per $1,000 face amount ($8.38/share)
Price as of February 3   was ~96 vs. stock price of $6.77
$300 million 10.25% note with expected maturity of December 2012
Securitized by 60% of 5-year NPV of Genentech royalties
Anticipated final maturity is December 2012; legal maturity is March 2015
After final maturity securitized Genentech royalties return to PDL
Distributed $200 million as special dividend of $1.67/share in December 2009 rd
rd

Corporate Governance
Management
John McLaughlin,
President & CEO
Christine Larson,
VP & CFO
Christopher Stone,
VP, General Counsel &
Secretary
Karen Wilson,
VP of Finance
Board of Directors
Fred Frank, Lead Director
Joseph Klein
Jody Lindell
John McLaughlin
Paul Sandman
Harold Selick

10 Agenda Overview of PDL BioPharma Royalty Revenue & Licensed Products Optimizing Stockholder Return

11 Royalty Revenue & Licensed Products

Royalties: When Licensed Product is Made or Sold
PDL’s revenues consist of royalties generated on sales of licensed products
Sold before the expiration of the Queen et al. patents in 2013/14 or
Made prior to the expiration of the Queen et al. patents and sold anytime thereafter
Example of Antibody Bulk Manufacturing Schedule
Cell Culture
Purification to concentrated bulk/frozen
Quality release testing
Bulk frozen storage
Example of Antibody Formulation, Fill and Finish Schedule
Thaw, formulation &
vial filling
Quality release
Packaging & quality
Inventory

Genentech/Roche Royalties

Roche/Genentech manufacturing integration
Roche expects to complete global restructuring by 2011
Closed one of the two CHO manufacturing facilities in Vacaville, CA
Some CHO and E. coli manufacturing to transfer to Singapore
PDL could see improvement in mix of royalty rates in future years
Product made in US
Net sales up to $1.5 billion 3.0%
Net sales between $1.5 billion and $2.5 billion 2.5%
Net sales between $2.5 billion and $4.0 billion 2.0%
Net sales over $4.0 billion 1.0%
Product made and sold ex-US
All sales 3.0%

Select Licensed Products
Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell
Ovarian Cancer
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophagel Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Lilly Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes

Select Licensed Products
Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell
Ovarian Cancer
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophagel
Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Lilly Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes

On November 16, 2009, Roche filed two sBLAs with FDA for treatment of women who have not received chemotherapy for metastatic HER2-negative breast cancer (first-line treatment)
One sBLA is for use of Avastin in combination with docetaxel chemotherapy; and
Other sBLA is for Avastin in combination with a taxanes.
On November 24, 2009, Roche made similar filings in Europe.
Avastin is currently approved in combination with paclitaxel chemotherapy for first-line treatment of advanced HER2-negative breast cancer.

Select Licensed Products
Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell
Ovarian Cancer
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophagel Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Lilly Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes

On December 11, 2009, Roche announced results from a Phase 3 study (RIBBON
2) in women who had previously been treated with initial (first-line) chemotherapy for advanced HER2-negative breast cancer and needed additional (second-line)
treatment.
The study showed that women who received Avastin in combination with a commonly used chemotherapy had a 28% improvement in the likelihood of living without the disease getting worse, compared with those who received chemotherapy alone (hazard ratio=0.78; p=0.0072).

Select Licensed Products
Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell
Ovarian Cancer
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophagel Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Lilly Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes

On January 28, 2010, Roche announced EU approval for the use of Herceptin first line treatment of HER-2 positive stomach or gastro-esophagel junction cancers.

Select Licensed Products
Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell
Ovarian Cancer
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophagel Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer
Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Lilly Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes

Additional data from on-going Phase 3 trial in over 3,000 early stage breast cancer patients showed one year treatment with Herceptin plus one of several commonly used chemotherapeutics reduced the risk of recurrence by 36%
and risk of death by 37% compared to chemotherapy alone.  At least 80% of the women who received one year treatment with Herceptin were cancer free at five years.
Additional data from on-going open label Phase 3 trial in 3,400 early stage breast cancer patients showed disease free survival rates at five years of 80%
and 84% (depending on whether Herceptin treatment was sequential or concurrent with chemotherapy, respectively) compared to 72% for chemotherapy alone.

Select Licensed Products
Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell
Ovarian Cancer
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophagel Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Lilly Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes

Roche announced results from a Phase 2 study of T-DM1 showing that it shrank the tumors in
33% of women with HER2+ breast cancer that had worsened following previous treatment. In this single-arm study of over 100 patients; 45% of women experienced a clinical benefit. This is significant because the women had essentially exhausted all other medical options.
Roche has said that it expects to discuss this data with the FDA to ascertain whether it can file a BLA for third line treatment in 2010.
For second line treatment, patient enrollment is on track in the Phase 3 trial.
For first line treatment, patient enrollment has been completed in a Phase 2 with interim data expected this year, and a first line Phase 3 trial is targeted to begin mid-2010.

Select Licensed Products
Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell
Ovarian Cancer
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophagel Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Lilly Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes

On December 22, 2009, Genentech announced that it had submitted a sBLA to the FDA for treatment of patients with macular edema following retinal vein occlusion (RVO).
Assuming a 10-month standard review, PDUFA date would fall on October 22, 2010.

Select Licensed Products
Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell
Ovarian Cancer
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophagel Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Lilly Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes

On November 18, the FDA Advisory Committee on Pulmonary-Allergy Drugs Advisory
Committee did not support approval of the sBLA to expand the label from adults to include children 6 to <12 years old with moderate to severe persistent asthma.

Select Licensed Products
Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell
Ovarian Cancer
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophagel Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Lilly Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes

In November 2009, Biogen Idec reported four more cases of PML bringing the total to 28.

Select Licensed Products
Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell
Ovarian Cancer
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophagel Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Lilly Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes

On January 8, 2010, Genentech announced US approval for the treatment of adult patients with moderately to severely active rheumatoid arthritis (RA) who have had an inadequate response to one or more tumor necrosis factor antagonists.
Actemra was already approved for this indication in the EU.

Select Licensed Products
Licensee Product Status Indications
Roche (Genentech) Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell
Ovarian Cancer
Prostate Cancer
Adjuvant settings
Herceptin Approved Breast HER2+ Cancer
HER2+ stomach and gastro-esophagel Cancers
trastuzumab-DM1 Phase 2 and 3 Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
sBLA
Moderate-Severe Asthma
Pediatric Asthma
Elan Tysabri Approved Multiple Sclerosis
Roche/Chugai Actemra Approved Rheumatoid Arthritis
Wyeth Mylotarg Approved Acute Myeloid Leukemia
Elan/J&J/Pfizer Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly Solanezumab Phase 3 Alzheimer’s Disease
Lilly Teplizumab Phase 3 Newly Diagnosed Type 1 Diabetes

On December  21, 2009, PDL and Lilly entered into a non-exclusive license with respect to teplizumab, a humanized anti-CD3 monoclonal antibody, as well as other potential next generation anti-CD3 molecules.
Teplizumab is currently being studied by Lilly and its partner MacroGenics for the treatment of individuals with newly-diagnosed type 1 diabetes mellitus.
In June 2009, the pivotal Phase 2/3 reached its targeted enrollment.
Also in June 2009, a Phase 3 global study was initiated and is designed to capture patient-
reported outcome measures in addition to safety and efficacy data.

Genentech/Roche-Future Products
In December 2008, Genentech exercised options for four
additional antigens and extended other options paying fees
totaling $1.8 million
Genentech can seek to convert the exercised options into
license agreements by identifying the target antigen and so
long as certain other conditions are met
Genentech/Roche has a number of humanized antibodies for
in Phase 3
Pertuzumab
HER2+ breast cancer- Phase 3 started in 1Q08
GA101
CLL, NHL – Phase 3 started in Q409
Orcrelizumab
RA – Positive Phase 3 in 4Q09, methotrexate
naive and TNF inadequate responders in 2010

:
:
:

Genentech/Roche-Select 2010 Events
Phase 3 Data
Avastin
• Ovarian cancer, first line
• Advanced gastric cancer, first line
• Hormone refractory prostrate cancer, first line
• Adjuvant colon cancer
Filings
Avastin
• Metastatic breast cancer, second line
• Ovarian cancer, first line
• Advanced gastric cancer, first line
Herceptin
• HER2+ gastric cancer (US)
Herceptin-DM1 conjugate
• HER2+ breast cancer, third line –
under discussion with
FDA

27 Agenda Overview of PDL BioPharma Royalty Revenue & Licensed Products Optimizing Stockholder Return

Optimizing Stockholder Return
Intend to distribute royalty revenues, net of operating
expenses, debt service and income taxes
Will pay special dividend of $0.50 per share on April 1, 2010 to holders of record on March 15, 2010
Will pay second special dividend of $0.50 per share on October 1,
2010 to holders of record on September 15, 2010
Continuously evaluating alternatives
Convertible note buyback or share repurchase
Company sale
Purchase of commercial stage royalty generating assets
Do not expect to securitize any additional assets in 2010

Investment Rationale
Strong revenue growth from approved products
Potential for additional indications from existing products
and new product approvals
Significantly reduced expenses with no R&D burn
Return to stockholders
Declared three special cash dividends totaling $2.67/share in 2009
Will pay two special cash dividends totaling $1.00/share in 2010